                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): MAY 11, 1999



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



         CALIFORNIA                            0-18225                    77-0059951
  (State or other jurisdiction               (Commission                (IRS Employer
        of incorporation)                   File Number)              Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (408) 526-4000

ITEM 5.  OTHER EVENTS

On May 11, 1999, Cisco Systems, Inc. ("Cisco") announced the splitting of Cisco's common stock on a two-for-one basis for shareholders of record as of May 24, 1999. This stock split, which is to occur on June 21, 1999, was approved by Cisco's Board of Directors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CISCO SYSTEMS, INC.



Dated: May 11, 1999                  By: /s/ LARRY R. CARTER
                                         ---------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary